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                                                                   EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Vical
Incorporated's previously filed Registration Statements Files No. 33-60826, No. 33-60824, No. 33-81602, No. 33-81600, No. 33-87972 and 333-30181.



                                                           ARTHUR ANDERSEN LLP

San Diego, California
February 8, 1999